UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ¨

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

Summit Materials, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following communication was posted on the website of Summit Materials, Inc. on November 25, 2024:

Summit Materials Enters into Definitive Agreement to be Acquired by Quikrete for $52.50 Per Share in Cash

Compelling Premium Maximizes Value to Shareholders

Denver, Co. November 25, 2024 – Summit Materials, Inc. (NYSE: SUM), (“Summit,” “Summit Materials,” “Summit Inc.” or the “Company”) a leading producer of aggregates and cement, today announced it has entered into a definitive agreement to be acquired by Quikrete Holdings, Inc. (“Quikrete”) for $52.50 per share in cash, for a total enterprise value of approximately $11.5 billion, including debt. The transaction price represents an approximately 36% premium to Summit’s unaffected 90-day volume weighted average price (VWAP)1 and an approximately 29% premium to Summit’s unaffected share price2. The combination has been unanimously approved by the Summit and Quikrete Boards of Directors.

The transaction combines Summit’s leading aggregates, cement and ready-mix concrete businesses with Quikrete’s leading concrete and cement-based products business to create a vertically integrated, North American, construction materials solutions provider with strong customer relationships and iconic products.

“We are pleased to have reached this agreement which will deliver significant, immediate and certain cash value to our shareholders,” said Howard Lance, Chairman of Summit’s Board of Directors. “In reaching this decision, our Board carefully considered a range of alternatives and determined that this transaction is the best way to maximize value for our shareholders.”

“This combination, and the value it creates, is a testament to our stellar strategic and financial performance, agile operational and commercial execution, and to the strength and talent of our entire team who have delivered a 34.6% annualized return since we began to develop our Elevate strategy on September 1, 2020,” said Anne Noonan, Summit Materials President and Chief Executive Officer. “We believe this transaction will create new and exciting opportunities for our employees and customers. In Quikrete, we have found a strong partner that shares our commitment to safety and innovation, and we are excited to join forces with their team.”

“We are thrilled to welcome Summit into the Quikrete family,” said Will Magill, Chief Executive Officer of Quikrete. “This acquisition represents a significant milestone in our journey to expand our capabilities and geographic presence. Summit is a recognized leader with a highly complementary portfolio of trusted aggregate, cement and ready-mix solutions. We look forward to working closely with the talented team at Summit to achieve our shared vision for the future.”

Approvals and Timing

The transaction is expected to close in the first half of 2025, subject to Summit shareholder approval, regulatory approvals and other customary closing conditions. Upon completion of the transaction, Summit

1 Unaffected date of October 23, 2024, the last full day trading before Summit’s disclosure regarding the receipt of a non-binding acquisition proposal.

2 Unaffected share price of $40.62 as of unaffected date of October 23, 2024.

will become a privately held subsidiary of Quikrete and its common stock will no longer be traded on the NYSE.

Summit’s largest shareholder, Cementos Argos, has entered into an agreement pursuant to which it has committed to vote all of its shares of Summit’s common stock in favor of the transaction.

Quikrete has obtained commitment letters for the financing necessary to complete the transaction, which is not subject to a financing condition.

For further information regarding the terms and conditions contained in the definitive transaction agreement, please see Summit’s current report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission in connection with the transaction.

Advisors

Morgan Stanley & Co. LLC and Evercore are acting as financial advisors to Summit, and Davis Polk & Wardwell LLP is acting as legal advisor. Wells Fargo is acting as exclusive financial advisor to Quikrete, and Troutman Pepper Hamilton Sanders LLP and Covington & Burling LLP are acting as legal counsel. Wells Fargo has provided a debt financing commitment for the transaction.

About Summit Materials, Inc.

Summit Materials is a market-leading producer of aggregates and cement with vertically integrated operations that supply ready-mix concrete and asphalt in select markets. Summit is a geographically diverse, materials-led business of scale that offers customers in the United States and British Columbia, Canada high quality products and services for the public infrastructure, residential and non-residential end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue high-return growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com.

About Quikrete Holdings, Inc.

Quikrete Holdings, Inc. (Quikrete) is a privately owned family business founded in 1940. It is a leading building materials company based in Atlanta, Georgia. From the original yellow bag of premixed concrete, today Quikrete’s portfolio of brands includes Quikrete, Spec Mix, Rinker Materials, U.S. Pipe, Contech Engineered Solutions, Keystone Hardscapes, Pavestone, Custom Building Products, QPR, and other leading brands. The products produced by the collection of brands include packaged cementitious products, pavers, retaining wall systems, masonry units, tile grouts and thin sets, concrete pipe, box culverts, corrugated metal pipe, ductile iron pipe, engineered storm water systems, structural precast, and steel pedestrian and vehicular bridges. The company services the US and Canadian commercial construction, residential, and infrastructure markets. This broad array of products and expertise allows Quikrete to provide nearly every product required for most any type of construction project.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. Such forward-looking statements include but are not limited to statements about the proposed transaction between Summit and Quikrete (the “Transaction”), including statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in Summit’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024, each as filed with the Securities and Exchange Commission (“SEC”), and any factors discussed in the section entitled “Risk Factors” in any of Summit’s subsequently filed SEC filings; and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between Summit and Quikrete, including in circumstances requiring Summit to pay a termination fee; (ii) potential litigation relating to the Transaction that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of customers, employees or other business partners and the businesses generally, including those resulting from the announcement of the Transaction; (v) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Summit’s common stock; (vi) significant transaction costs associated with the Transaction; and (vii) the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this press release. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Transaction. In connection with the Transaction, Summit plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Summit may file with the SEC and send to its shareholders in connection with the Transaction. The Transaction will be submitted to Summit’s shareholders for their consideration. Before making any voting decision, Summit’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Summit and the Transaction.

Summit’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Summit, free of charge, at the SEC’s website (www.sec.gov). Copies of the

Proxy Statement and other documents filed by Summit with the SEC may be obtained, without charge, by contacting Summit through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

Summit, its directors, executive officers and other persons related to Summit may be deemed to be participants in the solicitation of proxies from Summit’s shareholders in connection with the Transaction. Information about the directors and executive officers of Summit and their ownership of common stock of Summit is set forth in the section entitled “Our Stockholders—Holdings of Major Stockholders” in Summit’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 8, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001621563/000114036124018480/ny20019511x1_def14a.htm). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Contacts:

Andy Larkin
VP, Investor Relations

Summit Materials, Inc.

andy.larkin@summit-materials.com
720-618-6013

Jim Barron/Benjamin Spicehandler/Danielle Berg

FGS Global

Summit@fgsglobal.com

Patrick Lenow

Vice President, Marketing & Communications

Quikrete Holdings, Inc.

404-634-9100

Patrick.Lenow@quikrete.com

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the transactions contemplated by the Agreement and Plan of Merger among Summit Materials, Inc. (the “Company”), Quikrete Holdings, Inc. (“Purchaser”) and Soar Subsidiary, Inc. (the “Merger”), including statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024, each as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between the Company and Purchaser, including in circumstances requiring the Company to pay a termination fee; (ii) potential litigation relating to the Merger that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of customers, employees or other business partners and the businesses generally, including those resulting from the announcement of the Merger; (v) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock; (vi) significant transaction costs associated with the Merger; and (vii) the diversion of management’s attention and time from ongoing business operations and opportunities on Merger-related matters. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this Schedule 14A. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Merger. In connection with the Merger, the Company plans to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This Schedule 14A is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Merger. The Merger will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Merger.

The Company’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy

Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/corporate-profile/default.aspx.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Merger. Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the section entitled “Our Stockholders—Holdings of Major Stockholders” in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 8, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001621563/000114036124018480/ny20019511x1_def14a.htm).Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Merger when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.